Fourth Quarter 2012 Earnings February 14, 2013 Exhibit 99.2

2
Forward-Looking Statements
Except for historical information contained herein, the statements, charts and graphs in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause
Pioneer's actual results in future periods to differ materially from the forward-looking statements.
These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements third parties on mutually acceptable terms, the receipt of approvals required to consummate the Company’s Southern Wolfcamp joint interest transaction, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining business and acts of war or terrorism.  These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the
Securities and Exchange Commission. In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse impact on it.  Pioneer undertakes no duty to publicly update these statements except as required by law.
Please see the supplemental information slides included in this presentation for other important information.

3
Financial and Operating Highlights
Q4 2012 adjusted income of $107 MM, or $0.83 per adjusted share
Q4 2012 production: 165 MBOEPD (including Barnett Shale production)
Q4 2012 production: 156 MBOEPD excluding Barnett Shale production , mid-point of Q4 guidance range
(154 MBOEPD – 158 MBOEPD)
FY 2012 production averaged 156 MBOEPD (including Barnett Shale production), up 29%
vs. FY 2011 (+54% oil growth)
Top end of full-year guidance range
Strong growth primarily related to successful Spraberry vertical, horizontal Wolfcamp Shale, Eagle Ford
Shale and Barnett Shale Combo drilling programs
Delivered 264% drillbit reserve replacement (161 MMBOE) in 2012 at drillbit F&D cost of
$17.72 per BOE
4
Initiating $1 B horizontal drilling appraisal program of Pioneer’s northern
Wolfcamp/Spraberry acreage for 2013 and 2014
$0.4 B included in 2013 drilling budget of $2.75 billion; remainder expected to be spent in 2014
Forecasting annual production growth of 12% to 16% from 2012 to 2013
Targeting 13% to 18% compound annual production growth for 2013 to 2015
1) Adjusted income and the adjusted per share amount are non-GAAP financial measures.  See reconciliation in supplemental information slides
2) Barnett Shale properties were moved to discontinued operations in Q3 in conjunction with the divestment announcement; however, they were reclassified to continuing operations in Q4 after electing to retain these properties
3) Reflects South Africa as discontinued operations
4) Excludes price revisions
1 1
2

Drilling Highlights
First PXD horizontal Wolfcamp Shale well (B interval) in Midland County highly successful;
demonstrates prospectivity of Pioneer’s northern Wolfcamp/Spraberry acreage position
(>600,000 gross acres)
Announced $1.74 B horizontal Wolfcamp Shale joint interest transaction with Sinochem
Horizontal Wolfcamp Shale results continuing to improve in joint interest area
— Includes 1.6 BBOE from southern horizontal Wolfcamp Shale joint interest area and 3.0 BBOE from horizontal drilling in northern Wolfcamp/Spraberry acreage
— Drilled first ~10,000-foot lateral horizontal Wolfcamp Shale well (Upper B interval) in Reagan County
o
24-hour IP rate of 1,203 BOEPD; peak 20-day average rate of 1,022 BOEPD; oil content ~80%
— Drilled first horizontal Wolfcamp Shale Lower B interval well and successful horizontal Wolfcamp
Shale A interval well in Reagan County; both currently above 575 MBOE type curve
— Well performance from existing wells continuing to meet type curve expectations
— Achieved targeted year-end 2012 horizontal Wolfcamp Shale production exit rate of ~5 MBOEPD
Increasing companywide net resource potential from 5.7 BBOE to >8 BBOE
— 24-hour IP rate of 1,693 BOEPD; peak 20-day average natural flow rate of 1,510 BOEPD; oil content ~75%
— 25 miles north of highly successful Giddings horizontal Wolfcamp Shale wells
— Equates to ~$21,000 per acre on ~10% of Pioneer’s total Wolfcamp/Spraberry acreage position

PIONEER NATURAL RESOURCES

1,726
2,00
2,289
2,571
2,853
NYMEX Gas Price ($/MMBtu)

–
$425 MM southern Wolfcamp joint interest area
2
–
$575 MM Eagle Ford Shale
–
$185 MM Barnett Shale Combo
–
$190 MM Alaska
–
$150 MM Other (includes land capital for
existing assets)
–
$2.0 B operating cash flow
–
$0.6 B joint interest cash proceeds
–
$0.4 B capital markets
NYMEX Oil Price ($/Bbl)
2013 capital program based on
$85/Bbl oil and $3.25/MMBtu gas
Sensitivity to Commodity Prices ($ MM)
5
2013E Capital Spending and Cash Flow
1
1) Capital spending excludes acquisitions, asset retirement obligations, capitalized interest and G&G G&A
2) Pioneer incurs 100% of capital costs from January 1
st
through estimated closing date of June 1
st
; Pioneer will be reimbursed by Sinochem for 40% of
this amount as an adjustment at closing (not credited to cost incurred); Sinochem pays 40% of capital costs and carries Pioneer for 75% of Pioneer’s
60% of capital costs post closing
1.00
2.00
3.00
4.00
5.00
6.00
60.00
70.00 80.00 90.00 100.00 110.00 120.00
2
$240 MM Other Capital
Capital program funded from:
Capital program of $3.0 B includes:
Drilling Capital: $2.75 B
–
$1,225 MM northern Wolfcamp/Spraberry area
• $400 MM for horizontal program
• $625 MM for vertical program
• $200 MM for infrastructure & automation
–
$25 MM vertical integration
–
$70 MM sand mine expansion
–
$145 MM buildings, field offices and other

PIONEER
NATURAL RESOURCES

12% - 16%1
13% - 18% CAGR
~70%
Liquids

High end of 2013-2015 growth range assumes $100 oil / $3.75 gas; low end assumes $85 oil / $3.25 gas

Targeting 13% - 18% Compound Annual Production Growth for 2013 - 2015
MBOEPD
147
160
165
58%
Liquids
60%
Liquids
175 - 181
156 MBOEPD
(+29% vs. 2011)
1) Assumes $85/Bbl oil price and $3.25/MMBtu gas price
2) Excludes production attributable to the 40% joint interest transaction with Sinochem in the southern Wolfcamp area assuming a June 1, 2013 closing
3) Assumes no ethane rejected into the gas stream due to low ethane prices
3
Q1 Q2 Q3 Q4 2013E 2014E 2015E
Excludes annualized 4+ MBOEPD
conveyed to Sinochem post June 1
st
2,3
2012
151
3

Horizontal Wolfcamp Shale Well Results Continue to Improve

650 MBOE Type Curve
Giddings Wells Average
(southern joint interest area;
2 wells, 5,300’ laterals)
Days
University 10-1 #4H (southern joint interest area)
First ~10,000’ lateral
24-hr IP of 1,203 BOEPD
Peak 20-day average rate of 1,022 BOEPD; ~80% oil
DL Hutt C #1H (Midland County)
First northern acreage horizontal, 7,380’ lateral
24-hr IP natural flow rate of 1,693 BOEPD
Peak 20-day average natural flow rate of 1,510 BOEPD; ~75% oil
Giddings horizontal Wolfcamp Shale B interval wells drilled late
2011/early 2012 tracking 650 MBOE type curve
First northern acreage well in Midland County and first 10,000’ lateral well in Reagan County both substantially above 650 MBOE type curve
2,000
1,000
100
Artificial lift
commenced
0
30
60
90 120
150 180 210 240
270
300 330
360

PIONEER
NATURAL RESOURCES

BOEPD
0
30
60
90
120
150
180
210

Horizontal Jo Mill Wells Outperforming 650 MBOE Type Curve

Days
2,000
1,000
100
650 MBOE Type Curve
Initial 2 horizontal Jo Mill wells drilled in Q4 2012
(average production normalized to 5,000’ lateral)

PIONEER
NATURAL RESOURCES

Gaines Co.
Dawson Co.
Borden Co.
Scurry Co.
Howard Co.
Mitchell Co.
Ector Co.
Glasscock Co.
Sterling Co.
Coke Co.
Schleicher Co.
10,000'
9,000'
8,000'
7,000'
6,000'
5,000'

Wolfcamp B Interval Prospectivity Map

Tier 1 Tier 1 Tier 2 Tier 2 Pioneer Land Pioneer Land
DL Hutt C #1H
24-hr IP: 1,693 BOEPD
Peak 20-day natural flow
rate: 1,510 BOEPD; ~75% oil
7,380’ lateral length
First Martin County B well drilling
7,200’ lateral length
Tier 1 is highest prospectivity
acreage, as determined by several
geologic properties, including:
Original oil in place (OOIP)
Kerogen content
Thermal maturity
Porosity
Brittle mineral fraction (fracability,
low clay content)
Vast majority of Pioneer’s
acreage position is in Tier 1
Reservoir pressure increases with
depth to the north and west
Numerous wells have proven Tier
2 acreage to be productive and
economic
2 Giddings Wells
Avg. 24-hr IP: 845 BOEPD
Avg. peak 20-day natural flow rate:
702 BOEPD: >75% oil
5,300’ avg. lateral length
Third-party well
Peak IP: 892 BOEPD
~3,700’ lateral length
Pioneer Wolfcamp B wells Pioneer Wolfcamp B wells
Wolfcamp B depth contour Wolfcamp B depth contour

PIONEER
NATURAL RESOURCES

Raton
119 MMBOE
55 PUD
locations
Eagle
Ford Shale
116 MMBOE
190 PUD locations
Mid-Continent
101 MMBOE
Other
123 MMBOE
140 PUD locations
Spraberry
627 MMBOE
3,350 PUD locations

Vertical Spraberry
40-ac Drilling[4]
900 MMBOE
6,800 locations
Eagle Ford Shale
340 MMBOE
1,100 locations
Barnett
300 MMBOE
900 locations
Other[3]
180 MMBOE
300 locations
Spraberry Waterflood
300 MMBOE
40% acreage
Vertical Spraberry
20-ac Drilling[4]
1.5 BBOE
14,650 high-graded locations
Northern Horizontal
Wolfcamp/Jo Mill[5]
3.0 BBOE
8,000 locations
Southern Horizontal Wolfcamp[6]
Joint Interest Area
1.6 BBOE
5,600 locations

12/31/12 Proved Reserves: 1.1 BBOE Additional Net Resource Potential: >8 BBOE
1) All drilling locations shown on a gross basis
2) SEC pricing of $94.84/Bbl for oil and $2.76/MMBtu for gas (NYMEX)
3) Primarily reflects Alaska, Raton and South Texas
4) Includes vertical well potential from Wolfcamp and deeper intervals
5) Assumes average EUR of 500 MBOE per well, >600,000 gross acres, 140-acre spacing, Wolfcamp
A, B & D and Jo Mill intervals (excludes Spraberry Shale interval potential) and 20% royalty
6) Assumes average EUR of 575 MBOE per well, 5,600  locations, 207,000  net acres , 140-acre spacing, laterals in all intervals  (A, B, C & D), 25% royalty and Pioneer’s 60% share (reduced by
~1 BBOE associated with joint interest transaction)
Permian >7 BBOE
Significant Proved Reserves and Resource Potential 1
2
Proved Reserves + Estimated Net Resource Potential of >9 BBOE and >40,000 Drilling Locations

PIONEER NATURAL RESOURCES

GAINES
DAWSON
BORDEN
SCURRY
ANDREWS
MARTIN
HOWARD
MITCHELL
MIDLAND
ECTOR
CRANE
UPTON
IRION
25
50
Miles

Southern Wolfcamp Joint Interest Area Drilling Program
Currently running 7 rigs; expect to increase
to 10 rigs in 2014 and 13 rigs in 2015
Equates to 86 wells in 2013, 120 wells in 2014 and
165 wells in 2015
2013 drilling program continues to focus on
delineating acreage
Testing multiple Wolfcamp intervals
(A, Upper B, Lower B and D)
Targeting $7.5 MM - $8.0 MM gross development
well cost for 7,800’ lateral
o
Testing laterals as long as 10,000’; ~$1.5 MM additional cost
Expect 50% pad drilling
Optimizing completion techniques
o
Testing slickwater fracs; potential savings of ~$1.0 MM/well
Expect gross science costs of ~$20 MM
Drilling program for 2014 and beyond
primarily focused on development drilling
and accelerating production growth
Expect 75% pad drilling
Expect to evaluate downspacing opportunities
Noteworthy 24-hr IP rates in University Area
10-14 #6H – 712 BOEPD; First Lower B well
10-1#4H – 1,203 BOEPD; First 10,000’ lateral well
10-13#6H – 442 BOEPD; Successful A well
Joint Interest Area
(Wolfcamp and deeper intervals)

PIONEER
NATURAL RESOURCES

GAINES
DAWSON
BORDEN
SCURRY
ANDREWS
HOWARD
MITCHELL
MIDLAND
MIDLAND
STERLING
CRANE
UPTON
REAGAN
IRION
25
50
Miles

Pioneer’s Highly Prospective Northern Wolfcamp/Spraberry Acreage

1 rig currently focused on delineating
northern acreage (>600,000 gross acres)
Drilled first two horizontal Wolfcamp Shale
wells in Midland County
~25 miles north of highly successful Giddings horizontal
Wolfcamp Shale wells
First well completed in B interval (DL Hutt C #1H)
Second well to be completed shortly in the A interval
Rig now drilling first of two Wolfcamp B
interval wells in Martin County
Pioneer’s extensive Midland Basin geologic
analysis, based upon data from thousands of
wells, has identified multiple prospective
horizontal targets with substantial oil in place
throughout Pioneer’s northern acreage
2013 northern Wolfcamp/Spraberry drilling
program accelerates appraisal and delineation
of these targets (Wolfcamp Shales, Jo Mill and
Spraberry Shales) with 4 rigs
Currently drilling first of
two wells in Martin County
Pioneer’s northern
Wolfcamp/Spraberry Acreage
First two Midland
County wells
First two Giddings wells
Joint Interest Area
(Wolfcamp and deeper intervals)

PIONEER
NATURAL RESOURCES

GR
0
200
RDEEP
0.1
10000
7000
7500
8000
8500
9000
9500
10000

Northern Wolfcamp/Spraberry Acreage – 2013 Drilling Plan
Wolfcamp
A
Wolfcamp
B
Wolfcamp
D
Jo Mill
M. Spraberry
Shale
L. Spraberry
Shale
15 to 20 wells
15 to 20 wells
2013 northern Wolfcamp/Spraberry
acreage horizontal drilling program
Running 1 rig currently; ramping to 4 rigs
in Q2
Plan to drill a total of 30 to 40 wells
targeting 6 different intervals
Targeting $7.5 MM - $8.5 MM well cost
for 7,000’ laterals depending on depth
Excludes science and facilities capital
of ~$80 MM
U. Spraberry
M. Spraberry
Shale
L. Spraberry
Jo Mill
L. Spraberry
Shale
Dean
Wolfcamp A
Wolfcamp Lower B
Wolfcamp C1
Wolfcamp C2
Wolfcamp D
Strawn
Wolfcamp Upper B
Miss/Atoka

PIONEER
NATURAL RESOURCES

)REWS
MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
.NE

Northern Wolfcamp/Spraberry Acreage – Initiating $1 B Appraisal Program
2013 drilling program expected to cost ~$400 MM
Program expected to:
Appraise prospective acreage and confirm additional
resource potential across 6 stacked intervals on >600,000
gross acres; totals >3 MM gross acres
o
Resource potential in Wolfcamp A, B and D intervals and Jo Mill interval across northern Wolfcamp/Spraberry acreage estimated to be 3 BBOE
Deliver year-end 2013 horizontal production exit rate of
5 MBOEPD to 7 MBOEPD
Improve capital efficiency compared to vertical drilling
Expect to ramp up to 6 - 8 rigs during 2014 at a
cost of ~$600 MM
Continue appraisal program and commence development
drilling
May also test horizontal drilling in deeper intervals below
the Wolfcamp Shale
Spending $1 B over 2 years to confirm ~3 BBOE
of resource potential and add substantial NAV
2013 Appraisal Areas
Planned 2013 appraisal
areas; 6 intervals

PIONEER
NATURAL RESOURCES

~6,000 ft
Clear-fork
Upper Spraberry
Lower Spraberry
Wolfcamp
~10,000 ft
Strawn
~11,000 ft
Atoka or Miss.

Spraberry Vertical Drilling Program

Limestone Pay
Sandstone Pay
Non-Organic Shale Non-Pay
Organic Rich Shale Pay
Commingled Wells
Placed on
Production in 2012
2012 Average
24-hour IP (BOEPD)
Potential Incremental
EUR (MBOE)
Prospective PXD Acreage
Strawn 208 145 30 up from ~70% to ~85%
Atoka 134 180 50 – 70 40% - 50%
Mississippian
55 140 15 – 40 ~20%
1) Compares to average vertical well completed through the Lower Wolfcamp with an average
EUR of 140 MBOE and an average 24-hour IP of 90 BOEPD
Deeper drilling accounted for 65% of 2012 vertical drilling program; expected to increase to 90% in 2013
Vertical rig count reduced during 2012 from 40 rigs in Q1 to 20 rigs at year-end as horizontal activity increased
–
Drilled 132 vertical wells in Q4 and 631 wells in 2012
–
Built frac bank by 57 vertical wells over 2H 2012
2013 drilling program runs 15 vertical rigs and drills ~300 wells
–
Majority of rigs required to meet continuous drilling obligations
–
15 rigs to 20 rigs required to keep vertical production flat
–
Expect to draw down frac bank by 60 - 70 vertical wells during 2013
Dean
Deeper drilling provides potential to add up to 100 MBOE to vertical Wolfcamp well
1 1

Continuing to Successfully Grow Wolfcamp/Spraberry Production

Wolfcamp/Spraberry Net Production
1
(MBOEPD)
1) Includes production from Strawn, Atoka and Mississippian intervals in Spraberry vertical wells and horizontal Wolfcamp Shale and Jo Mill wells
45
62
2012
64
69
69
75-80
66 MBOEPD
Q4 production flat compared to Q3 due to:
~1,700 BOEPD negative impact related to reduced
ethane recoveries resulting from Spraberry gas
processing facilities operating above capacity due
to greater-than-anticipated industry production
growth
Vertical wells awaiting completion increased by 57
wells during 2H
Reduced ethane recoveries expected to
continue into Q2 2013 until new Driver
plant comes online in April providing
additional capacity of 200 MMCFPD
Negative impact to Pioneer’s Q1 production
expected to be 2,000 BOEPD to 3,000 BOEPD
Vertical rig count decreasing from average
of 32 rigs in 2012 to 15 rigs in 2013
Horizontal rig count increasing from
average of 3 rigs in 2012 to 11 rigs in 2013
Expect horizontal production to increase
from an average of 2 MBOEPD in 2012 to
11 MBOEPD to 14 MBOEPD in 2013
2
2,3
Top end of original FY guidance
range (63 MBOEPD – 67 MBOEPD)
Horizontal production
exit rate: ~5 MBOEPD
2) Production reduced after June 1
st
to reflect the divested volumes associated with the southern Wolfcamp joint interest transaction
3) Assumes no ethane rejected into the gas stream due to low ethane prices

PIONEER
NATURAL RESOURCES

Gonzales
DeWitt
Goliad
Bee
Live Oak
McMullen
a Salle
Completed CGP
GatheringLines
PXD Leasehold

Eagle Ford Shale Operational Update

Drilled 30 wells in Q4 2012; 37 wells placed on production
2013 drilling program
Expanding use of white sand proppant to deeper areas to further define its performance limits (>50% of 2013 program)
~97 wells stimulated using white sand in 2011 and 2012; early well performance similar to direct offset ceramic-stimulated wells
Reduces frac cost by ~$700 M
Expect to increase lateral length from 5,700’ in 2012 to 6,200’ in
2013; increases cost by $500 M per well
Well cost: $7 MM to $8 MM
11 CGPs on line; adding 12 by end of 2013
th
Expect to drill ~130 wells
Drilling essentially all liquids-rich wells
~80% pad drilling, up from 45% in 2012; saves $600 M to $700 M per well and allows 130 wells to be drilled with 10 rigs vs. 12 rigs last year

Eagle Ford Shale Continues to Set New Production Records

Eagle Ford Shale Net Production
(MBOEPD)
12
1) Reflects Pioneer’s ~35% share of total gross production
2) Assumes no ethane rejected into the gas stream due to low ethane prices
28 MBOEPD
2012
Top end of original FY guidance
range (25 MBOEPD – 29 MBOEPD)
2
2011 Q1 Q2 Q3 Q4 2013E
1
38 - 42
35
29
24
23

Continuing to Grow Barnett Shale Combo Production

Barnett Shale Net Production
(MBOEPD)
4
6
2012
7
9 - 12
7
9
7 MBOEPD
Drilled 8 wells in Q4; 8 wells placed on
production
Expect to increase rig count from 1 rig to 2
rigs in Q2 2013 to hold high-graded acreage
~20% of 82,000 net acreage position currently HBP
Drilling data and petrophysical and seismic analysis
have identified highest-return areas across Pioneer’s
acreage (reflects ~45,000 net acres of remaining
~65,000 non-HBP net acres)
Increase in drilling efficiencies requires fewer rigs to
hold acreage
2-rig drilling program required to hold the higher-
return acreage over next 3 years
Well cost for 5,000’ lateral: ~$3 MM
Gross EUR: ~400 MBOE (16% oil, 42% NGLs, 42% gas)
1) Assumes no ethane rejected into the gas stream due to low ethane prices
1

Alaska
Q4 net production: ~4 MBOPD
1-rig development program
continues from the Oooguruk island
drill site targeting Nuiqsut and Torok
intervals
Following first successful mechanically
diverted frac on a Nuiqsut well in 2012,
planning similar fracs for 1 Torok and 3
Nuiqsut wells during Q1
2  onshore Torok appraisal well
being drilled
Will be completed with mechanically
diverted frac
Initial onshore Torok well added 50 MMBO
resource potential in 2012; currently
being flow tested and is producing at a
facility-limited rate of 2,800 BOPD gross
Progressing onshore development FEED
study for Torok production
PXD Acreage
Island
Development
Area
Island drill site
(Oooguruk)
Torok Area
1 well to be
frac’d from island
drill site and 1
well to be frac’d
from onshore drill
site
Nuiqsut Area
3 wells to be frac’d
from island drill site
Nuiqsut Wells
Torok Wells
nd
Second onshore
Torok appraisal well
Torok onshore
drill site

Net income attributable to common stockholders 29 0.22
Unrealized mark-to-market (MTM) derivative gains ($22 MM before tax) (14) (0.11)
Adjusted income excluding unrealized MTM derivative gains 15 0.11
Unusual items included in adjusted income:
Impairment of Barnett Shale assets previously held for sale ($160 MM before tax) 101 0.78
Alaska Petroleum Production Tax credit income ($14 MM before tax) (9) (0.06)
Adjusted income excluding unrealized MTM derivative gains and unusual items 107 0.83
21
Q4 2012 Earnings Summary
$ Per Share
$ Millions
(After Tax)
Guidance
Q4 2012 Results Excluding
Unrealized MTM Derivative
Gains, Unusual Items and
Barnett Shale Activity
Q4 2012 Results from
Continuing Operations
Daily Production (MBOEPD)
154 – 158 156 165
Production Costs Including Taxes ($/BOE) $14.50 - $16.50 $ 14.48 $ 14.62
Exploration & Abandonment ($ MM) $25 - $35 $ 16 $ 89
DD&A ($/BOE) $13.50 - $15.50 $ 14.63 $ 14.54
G&A
4
($ MM) $60 - $65 $ 68 $ 68
Interest Expense ($ MM) $53 - $58 $ 54 $ 54
Other Expense ($ MM) $25 - $35 $ 27 $ 27
Accretion of Discount on ARO ($ MM) $2 - $4 $ 2 $ 3
Noncontrolling Interest ($ MM) $8 - $11 $ 8
5
$ 11
Current Income Taxes /(Benefits) ($ MM) $2 - $7 - -
Effective Tax Rate
6
(%) 35% - 40% 34% 24%
Q4 2012 Guidance vs. Results
1) Non-GAAP financial measure.  See reconciliation in supplemental information slides
2)
3) Exploration and abandonments in continuing operations included $72 MM of unproved impairments on Barnett Shale assets (included in unusual items above)
4) Includes additional performance-related compensation
5) Excludes unrealized MTM derivative gains attributable to noncontrolling interest of $ 3 MM in Q4 2012
6) Excludes income attributable to noncontrolling interest of $ 11 MM in Q4 2012
1
1
2
3
Q4 production was negatively impacted by a total of ~1,700 BOEPD due to reduced ethane recoveries at Spraberry gas processing facilities

Price Realizations
1
Oil ($/BBL) NGL ($/BBL) Gas ($/MCF)
Derivative impact included
in price
1.79 (0.15) (0.42) - - - - - - - - - - - -
Derivative impact not
included in price
Price
92.74 99.73 87.94 89.77 87.78 44.20 42.57 34.48 32.49 31.48 4.81 4.49 4.43 4.48 4.48
VPP and derivative impact 1.23 0.58 1.07 1.68 3.89 (1.50) 0.76 1.86 1.53 0.79 1.44 1.98 2.43 1.86 1.28
VPPs and Derivatives
Realized Prices (excludes VPPs and derivatives)
Price including  VPPs and
all derivatives
VPPs
2.45 1.99 1.87 1.79 1.71 - - - - - - - - - -
1) All periods presented have been restated to exclude discontinued operations
2) Represents cash settlements recorded in net derivative gains or losses excluding liquidated derivatives
91.51
45.70
3.37
99.15
41.81
2.51
86.87
32.62
2.00
88.09
83.89
30.96
30.69
2.62
3.20
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12
(3.01) (1.26) (0.38) (0.11) 2.18 (1.50) 0.76 1.86 1.53 0.79 1.44 1.98 2.43 1.86 1.28
2

Production Costs (per BOE)
1
VPP-Adjusted
Production Cost
1)
2) See supplemental information slides
$13.16 $12.99
$13.88
$15.27
$14.32
Q4 production cost decrease vs.
Q3 primarily due to the following
LOE items:
– Lower salt water disposal costs
– Lower electricity costs
– Lower repair and maintenance costs
All periods presented have been restated to exclude discontinued operations and intercompany eliminations
Production &
Ad Valorem Taxes
Workovers
LOE
Third Party
Transportation
Natural Gas
Processing
Q4 ’11
$13.52
Q1 ’12
$0.30
$13.30
$0.24
Q2 ’12
$14.21
$0.64
Q3 ’12
$0.59
Q4 ’12
$0.42
$15.61
$14.62
$0.68
$3.18
$1.36
$8.00
$7.70
$8.08
$9.61
$8.68
$1.24
$1.28
$1.28
$1.40
$3.43
$3.25
$3.38
$3.14
$0.69
$0.96
$0.75
$0.98

Q1 2013 Guidance
Daily Production (MBOEPD) 165 – 170
Production Costs ($/BOE) $14.00 – $16.00
Exploration & Abandonment ($ MM) $25 – $35
Drilling and Acreage $15
Personnel and Seismic $20
DD&A ($/BOE) $13.50 – $15.50
G&A ($ MM) $60 – $65
Interest Expense ($ MM) $53 – $58
Other Expense ($ MM) $25 – $35
Accretion of Discount on ARO ($ MM) $2 – $4
Noncontrolling Interest (principally PSE) ($ MM) $8 – $11
Current Income Taxes ($ MM) $2 – $7
Effective Tax Rate (%) 35% – 40%
Guidance
1
1)
Excludes MTM derivative changes due to increases or decreases in future commodity prices

Supplemental Information
Supplemental Information Slides Slide #
2012 Reserve Additions 26
2012 Drilling Capital 27
Liquidity Position 28
Historic Production 29 - 30
Oil and Gas Revenue 31
Derivative Position 32 - 34
Oil, NGL and Gas Differentials 35 - 37
General & Administrative Costs 38
Interest Costs 39
Exploration and Abandonments 40
Income Taxes 41
Supplemental Non-GAAP Financial Measures 42
Supplemental Earnings Per Share Information 43
Supplemental Non-GAAP Financial Measures 44 - 45
VPP - Adjusted Production Costs 46
Reserves Audit, F&D Costs and Reserve Replacement 47
Certain Reserve Information 48

Added 161 MMBOE from the drillbit, or 264% of full-year
production, at a drillbit F&D cost of $17.72 per BOE
Reflects significant drilling campaigns in horizontal
Wolfcamp Shale, Spraberry vertical, Eagle Ford Shale and
Barnett Shale Combo plays
All-in reserve replacement of 87 MMBOE, or 144% of full-
year production at an all-in F&D cost of $34.46 per BOE,
including:
Negative pricing revisions of 82 MMBOE due to significant
decline in gas prices
Negative technical revisions of 27 MMBOE; performance
improvements of 53 MMBOE offset by 80 MMBOE of vertical
Spraberry PUDs moved to the probable category as the
Company shifts to more horizontal drilling in the Spraberry
field based on successful horizontal Wolfcamp Shale
drilling results
Reserve mix
100% U.S.
45% oil / 21% NGLs / 34% gas
58% PD / 42% PUD
Proved Reserves / Production: ~18 years
PD Reserves / Production: ~10 years
26
Strong 2012 Reserve Additions
1
Year-end ’12
Proved Reserves
(MMBOE)
627
119
116
101
55
44
23
1
1,086
1) Reflects 2012 SEC pricing (12-month average) of $94.84/Bbl for oil and $2.76/MMBtu for gas (NYMEX) as compared to 2011 SEC pricing of
$96.13/Bbl for oil and $4.12/MMBtu for gas (NYMEX)
Spraberry
Raton
Eagle Ford
Mid-Continent
Barnett Shale
Alaska
South Texas
Other
Total

27 2012 Drilling Capital 1 1) Excludes acquisitions, asset retirement obligations, capitalized interest and G&G G&A $ Millions $741 $678 $639 $670 $2,728 Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012

Liquidity Position (12/31/12)
1
Net debt (net of cash balance of $229 MM): $3.4 B
Unsecured credit facility availability: $1.0 B
Net debt-to-book capitalization: 37%
1) Excludes $126 MM of borrowings under PSE’s $300 MM credit facility that matures in March 2017
2) Excludes net discounts and deferred hedge losses of ~$49 MM
3) Convertible senior notes due 2038; based on trading value, interest rate reduced to 2.375% from 2.875% effective January 15, 2013; holders of $241 MM in principal amount exercised their right to convert in Q1
4) Excludes ~$2 MM of outstanding letters of credit on credit facility; credit facility balance as of January 31, 2013 was $750 MM
Maturities and Balances
2
Unsecured credit facility matures in 2017
Investment grade rated
Expect to call convertible senior notes due 2038 for redemption during 2013
2012 2016
$600 MM
3.95%
2017
$455 MM
5.875%
2022
$450 MM
6.875%
$474 MM
4
of
$1.5 B unsecured credit facility
2018
$485 MM
6.65%
2013
$480 MM
3
2.375%
$450 MM
7.50%
2020
$250 MM
7.20%
2028

Production (MBOEPD)
1
Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12 Q4 ’12
Spraberry 53 62 64
2
69
3
69
4
Eagle Ford Shale 20 23 24 29 35
Raton 26 26 25 25 24
South Texas 7 7 6 6 6
Mid-Continent 19 18 18 18 17
Barnett 6 6 7 7 9
Alaska 4 4 5 5 4
Other 2 1 2 1 1
Total 137 147 151 160 165
1)
2) Q2 ‘12 production negatively impacted by ~4,800 BOEPD due to unplanned third party fractionation capacity shortfalls at Mont Belvieu
3)
continuing ethane rejection and 3
rd
party fractionation capacity constraints at Mont Belvieu
4)
All periods presented have been restated to exclude discontinued operations
Q4 production was negatively impacted by a total of ~1,700 BOEPD due to reduced ethane recoveries at Spraberry gas processing facilities
Q3 ’12 production benefited by ~1,800 BPD from partial NGL inventory drawdown at Mont Belvieu, but offset by a production loss of ~4,000 BOEPD due to

PIONEER
NATURAL RESOURCES

PXD Production by Area

		Q4 '11	Q1 '12	Q2 '12	Q3 '12	Q4 '12
Spraberry	Oil (BOPD)	34,359	40,781	43,310	45,239	46,540
	NGL (BOEPD)	11,145	12,460	10,768	14,138	11,262
	Gas (MCFD)	47,308	53,691	57,827	57,095	64,607
	Total (BOEPD)	**53,389**	**62,190**	**63,716**	**68,893**	**68,570**
Raton	Oil (BOPD)	-	-	-	-	-
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	157,815	154,768	152,026	148,188	144,245
	Total (BOEPD)	**26,303**	**25,795**	**25,338**	**24,698**	**24,040**
Eagle Ford	Oil (BOPD)	7,553	8,782	8,922	10,087	11,671
	NGL (BOEPD)	5,248	5,280	5,999	8,549	9,462
	Gas (MCFD)	45,480	50,586	55,673	65,048	81,823
	Total (BOEPD)	**20,381**	**22,493**	**24,200**	**29,477**	**34,770**
South Texas	Oil (BOPD)	82	76	66	90	66
	NGL (BOEPD)	2	1	2	1	1
	Gas (MCFD)	42,065	39,845	37,440	36,495	34,037
	Total (BOEPD)	**7,095**	**6,718**	**6,308**	**6,173**	**5,739**
Mid-Continent	Oil (BOPD)	3,244	3,350	3,045	3,243	3,063
	NGL (BOEPD)	7,210	6,790	6,922	7,223	7,466
	Gas (MCFD)	49,293	49,147	47,354	46,914	41,398
	Total (BOEPD)	**18,670**	**18,332**	**17,859**	**18,285**	**17,429**
Alaska	Oil (BOPD)	3,824	3,695	4,875	4,404	4,102
	NGL (BOEPD)	-	-	-	-	-
	Gas (MCFD)	-	-	-	-	-
	Total (BOEPD)	**3,824**	**3,695**	**4,875**	**4,404**	**4,102**
Other	Oil (BOPD)	86	78	71	62	53
	NGL (BOEPD)	442	491	470	441	458
	Gas (MCFD)	3,968	4,127	3,657	3,493	3,539
	Total (BOEPD)	**1,189**	**1,257**	**1,151**	**1,085**	**1,101**
Total Cont Ops	Oil (BOPD)	49,148	56,762	60,289	63,125	65,496
	NGL (BOEPD)	24,047	25,022	24,161	30,352	28,650
	Gas (MCFD)	345,929	352,164	353,977	357,233	369,648
	Total (BOEPD)	**130,850**	**140,479**	**143,446**	**153,015**	**155,755**
Barnett	Oil (BOPD)	1,083	910	1,138	1,217	1,574
	NGL (BOEPD)	2,116	2,463	2,799	2,472	3,289
	Gas (MCFD)	15,900	17,257	18,736	19,132	25,168
	Total (BOEPD)	**5,849**	**6,248**	**7,060**	**6,878**	**9,058**
Total Cont Ops including Barnett	Oil (BOPD)	50,231	57,672	61,427	64,342	67,070
	NGL (BOEPD)	26,163	27,485	26,960	32,824	31,939
	Gas (MCFD)	361,829	369,421	372,713	376,365	394,817
	Total (BOEPD)	**136,699**	**146,727**	**150,506**	**159,894**	**164,812**

PXD Production By Commodity By Area 1 30 1) All periods presented have been restated to exclude discontinued operations

Oil and Gas Revenue
1
$ Millions
VPP Deferred
Revenue
$665
$719
$642
$716
$735
$654
$710
$632
$706
$725
$11
$9
$10
$10
$10
Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12
1)
All periods presented have been restated to exclude discontinued operations

Swaps – WTI (BPD) 3,000 3,000 3,000 3,000 - -
NYMEX WTI Price ($/BBL) $ 81.02 $ 81.02 $ 81.02 $ 81.02 - -
Three Way Collars – (BPD)
1
66,750 68,750 72,750 75,750 69,000 26,000
NYMEX Call Price ($/BBL) $ 119.31 $ 119.42 $ 119.74 $ 120.47 $ 114.05 $ 104.45
NYMEX Put Price ($/BBL) $ 92.30 $ 92.38 $ 92.53 $ 91.90 $ 93.70 $ 95.00
NYMEX Short Put Price ($/BBL) $ 74.01 $ 74.19 $ 74.51 $ 74.39 $ 77.61 $ 80.00
% Total Oil Production ~95% ~95% ~95% ~95% ~75% ~25%
Three Way Collars – (BPD)
1
1,064 1,064 1,064 1,064 1,000 -
NYMEX Call Price ($/BBL) $ 105.28 $ 105.28 $ 105.28 $ 105.28 $ 109.50 -
NYMEX Put Price ($/BBL) $ 89.30 $ 89.30 $ 89.30 $ 89.30 $ 95.00 -
NYMEX Short Put Price ($/BBL) $ 75.20 $ 75.20 $ 75.20 $ 75.20 $ 80.00 -
% Total NGL Production <5% <5% <5% <5% <5% -
% Total Liquids ~65% ~65% ~65% ~65% ~55% ~15%
Midland/Cushing Swaps (BPD) 3,278 5,000 - - - -
Price Differential ($/BBL) $ (5.75) $ (5.75) - - - -
Cushing/LLS Swaps (BPD) - - - 1,000 - -
Price Differential ($/BBL) - - - $(7.60) - -
Spraberry Fixed Differential
2
24,000 26,000 28,000 30,000 33,000 35,000
Price Differential ($/BBL) $ (1.75) $ (1.75) $ (1.75) $ (1.75) $ (1.75) $ (1.75)
Oil Basis Protection
Q1 2013
Q2 2013 Q3 2013 Q4 2013
2014 2015
Natural Gas Liquids
Q1 2013 Q2 2013 Q3 2013 Q4 2013 2014 2015
Q1 2013
Q2 2013
Q3 2013 Q4 2013
2014 2015
Oil
PXD Open Commodity Derivative Positions as of 2/8/2013 (includes PSE)
1) When NYMEX price is above call price, PXD receives call price.  When NYMEX price is between put price and call price, PXD receives NYMEX price.  When NYMEX price is between the put price and the short put price, PXD receives put price.  When NYMEX price is below the short put price, PXD receives NYMEX price plus the difference between the short put price and put price
2) Market transaction representing Midland/Cushing differential; not a derivative

Swaps - (MMBTUPD) 162,500 162,500 162,500 162,500 105,000 -
NYMEX Price ($/MMBTU)
1
$ 5.13 $ 5.13 $ 5.13 $ 5.13 $ 4.03 -
Collars - (MMBTUPD) 150,000 150,000 150,000 150,000 - -
NYMEX Call Price ($/MMBTU)
1
$ 6.25 $ 6.25 $ 6.25 $ 6.25 - -
NYMEX Put Price ($/MMBTU)
1
$ 5.00 $ 5.00 $ 5.00 $ 5.00 - -
Three Way Collars – (MMBTUPD)
1,2
- - - - 25,000 225,000
NYMEX Call Price ($/MMBTU) - - - - $4.70 $ 5.09
NYMEX Put Price ($/MMBTU) - - - - $4.00 $ 4.00
NYMEX Short Put Price ($/MMBTU) - - - - $3.00 $ 3.00
% Total Gas Production ~80% ~80% ~80% ~80% ~30% ~55%
Spraberry (MMBTUPD)
52,500 52,500 52,500 52,500 - -
Price Differential ($/MMBTU) $ (0.23) $ (0.23) $ (0.23) $ (0.23) - -
Mid-Continent (MMBTUPD)
50,000 50,000 50,000 50,000 10,000 -
Price Differential ($/MMBTU) $ (0.30) $ (0.30) $ (0.30) $ (0.30) $ (0.19) -
Gulf Coast (MMBTUPD)
60,000 60,000 60,000 60,000 - -
Price Differential ($/MMBTU) $ (0.14) $ (0.14) $ (0.14) $ (0.14) - -
Gas Basis Swaps Q1 2013 Q2 2013 Q3 2013 Q4 2013 2014
2015
Q1 2013 Q2 2013
Q3 2013 Q4 2013 2014
2015 Gas
PXD Open Commodity Derivative Positions as of 2/8/2013 (includes PSE)
1) Represents the NYMEX Henry Hub index price or approximate NYMEX price based on historical differentials to the index price at the time the derivative was entered into
2) When NYMEX price is above call price, PXD receives call price.  When NYMEX price is between put price and call price, PXD receives NYMEX price.  When NYMEX price is between the put price and the short put price, PXD receives put price.  When NYMEX price is below the short put price, PXD receives NYMEX price plus the difference between short put price and put price

1) When NYMEX price is above call price, PSE receives call price.  When NYMEX price is between put price and call price, PSE receives NYMEX price.  When NYMEX price is between the put price and the short put price,
2) Approximate NYMEX price based on differentials to index prices at the date the derivative was entered into
Oil Q1 2013 Q2 2013 Q3 2013 Q4 2013 2014 2015
Swaps (BPD) 3,000 3,000 3,000 3,000 - -
NYMEX Price ($/BBL) $81.02 $81.02 $81.02 $81.02 - -
Three-Way Collars (BPD) 1,750 1,750 1,750 1,750 5,000 -
NYMEX Call Price ($/BBL) $116.00 $116.00 $116.00 $116.00 $105.74 -
NYMEX Put Price ($/BBL) $88.14 $88.14 $88.14 $88.14 $100.00 -
NYMEX Short Put Price ($/BBL) $73.14 $73.14 $73.14 $73.14 $80.00 -
% Oil Production ~85% ~85% ~85% ~85% ~85% -
Gas
Swaps (MMBTUPD) 2,500 2,500 2,500 2,500 5,000 -
NYMEX Price ($/MMBTU) $6.89 $6.89 $6.89 $6.89 $4.00 -
Three-Way Collars (MMBTUPD) - - - - - 5,000
NYMEX Call Price ($/MMBTU) - - - - - $5.00
NYMEX Put Price ($/MMBTU) - - - - - $4.00
NYMEX Short Put Price ($/MMBTU) - - - - - $3.00
% Gas Production ~35% ~35% ~35% ~35% ~70% ~65%
% Total Production ~65% ~65% ~65% ~65% ~70% ~10%
Gas Basis Swaps Q1 2013 Q2 2013 Q3 2013 Q4 2013 2014 2015
Spraberry (MMBTUPD) 2,500 2,500 2,500 2,500 - -
Price Differential ($/MMBTU) (0.31) (0.31) (0.31) (0.31) - -
PSE Derivative Position as of 2/8/2013
1, 2
2
1
PSE receives put price.  When NYMEX price is below the short put price, PSE receives NYMEX price plus the difference between the short put price and put price

Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12 Q4 ’12
NYMEX calendar month average $ 94.06 $ 102.93 $ 93.49 $ 92.22 $ 88.18
NYMEX differential (2.55) (3.78) (6.62) (4.13) (4.29)
Realized prices excluding VPPs and derivatives 91.51 99.15 86.87 88.09 83.89
Impact of VPPs and derivatives included in price
VPPs 2.45 1.99 1.87 1.79 1.71
Derivatives included in price 1.79 (0.15) (0.42) - -
Reported prices including VPPs and derivatives
included in price
95.75 100.99 88.32 89.88 85.60
Derivatives not included in price (3.01) (1.26) (0.38) (0.11) 2.18
Price including VPPs and all derivatives $ 92.74 $ 99.73 $ 87.94 $ 89.77 $ 87.78
35
Oil Differentials (per BBL)
2
1
1)
All periods presented have been restated to exclude discontinued operations
2)
Represents cash settlements recorded in net derivative gains or losses excluding liquidated derivatives

NGL Differentials (per BBL)
Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12 Q4 ’12
NYMEX oil calendar month average $ 94.06 $ 102.93 $ 93.49 $ 92.22 $ 88.18
NYMEX differential (48.36) (61.12) (60.87) (61.26) (57.49)
Realized prices excluding derivatives 45.70 41.81 32.62 30.96 30.69
Impact of derivatives included in price - - -
Reported prices including derivatives included in price 45.70 41.81 32.62 30.96 30.69
Derivatives not included in price (1.50) 0.76 1.86 1.53 0.79
Price including all derivatives $ 44.20 $ 42.57 $ 34.48 $ 32.49 $ 31.48
Realized NGL prices excluding derivatives as a
percentage of NYMEX oil calendar month average 49% 41% 35% 34% 35%
1
2
1)
All periods presented have been restated to exclude discontinued operations
2)
Represents cash settlements recorded in net derivative gains or losses excluding liquidated derivatives

Gas Differentials (per MCF)
1
Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12 Q4 ’12
NYMEX bid week average $ 3.55 $ 2.72 $ 2.21 $ 2.80 $ 3.41
NYMEX differential (0.18) (0.21) (0.21) (0.18) (0.21)
Realized prices excluding derivatives 3.37 2.51 2.00 2.62 3.20
Impact of derivatives included in price - - - - -
Reported prices including derivatives included in price 3.37 2.51 2.00 2.62 3.20
Derivatives not included in price
2
1.44 1.98 2.43 1.86 1.28
Price including all derivatives $ 4.81 $ 4.49 $ 4.43 $ 4.48 $ 4.48
1) All periods presented have been restated to exclude discontinued operations
2) Represents cash settlements recorded in net derivative gains or losses excluding liquidated derivatives

General & Administrative Costs
1
$ Millions
Noncash
Q4
2011
1) All periods presented have been restated to exclude discontinued operations
Q1
2012
$55
Q2
2012
$63
Q3
2012
$55
Q4
2012
$63
$68
Includes performance-based
compensation awards for 2012

39 Interest Costs 1 $ Millions Q4 2011 1) All periods presented have been restated to exclude discontinued operations $46 Q1 2012 Q2 2012 $47 $49 Q3 2012 Q4 2012 $54 Noncash $54

40 Exploration & Abandonments Drilling & Acreage Barnett Shale $ 72 Acreage & Other 1 73 Geological & Geophysical Seismic 2 Personnel & Other 14 16 4 th Quarter 2012 Total $ 89 $ Millions

41 Quarter Ended December 31, 2012 ($ Millions) Current tax benefit Deferred tax provision Income Taxes Attributable to Continuing Operations $ - (9) $ (9)

Net Income $       40
Depletion, depreciation and amortization 220
Exploration and abandonments 89
Impairment 88
Accretion of discount on asset retirement obligations 3
Interest expense 54
Income tax provision 9
Gain on disposition of assets, net (1)
Derivative related activity (24)
Amortization of stock-based compensation 16
Amortization of deferred revenue (11)
Other noncash items (19)
EBITDAX 464
Cash interest expense (45)
Discretionary cash flow 419
Cash exploration expense (16)
Changes in operating assets and liabilities 77
Net cash provided by operating activities $     480
42
Supplemental Non-GAAP Financial Measures
EBITDAX and discretionary cash flow (“DCF”) are disclosed by Pioneer, and reconciled to the generally accepted accounting principle (“GAAP”)
measures of net income and net cash provided by operating activities because of their wide acceptance by the investment community as financial indicators of a company’s ability to internally fund exploration and development activities and to service or incur debt. The Company also views the non-GAAP measures of EBITDAX and DCF as useful tools for comparisons of the Company’s financial indicators with those of peer companies that follow the full cost method of accounting. EBITDAX and DCF should not be considered as alternatives to net income or net cash provided by operating activities, as defined by GAAP.
Q4 ’12
($ Millions)

Weighted average basic and diluted common shares outstanding
Basic 123,240
Dilutive common stock options 143
Contingently issuable performance unit shares 196
Convertible senior notes dilution 3,366
Diluted 126,945
43
Supplemental Earnings Per Share Information
Q4 2012
Q4 2012
Net income attributable to common stockholders $ 28,834
Participating share- and unit-based basic earnings (516)
Basic net income attributable to common stockholders
Diluted effect of participating securities 24
Diluted net income attributable to common stockholders $ 28,342
The Company uses the two-class method of calculating basic and diluted earnings per share.  Under the two-class method of calculating earnings per share, GAAP provides that share- and unit-based awards with guaranteed dividend or distribution participation rights qualify as “participating securities”
during their vesting periods.  The Company’s basic net income per share attributable to common stockholders is computed as (i) net income attributable to common stockholders, (ii) less participating share- and unit-based basic earnings (iii) divided by weighted average basic shares outstanding. The
Company’s diluted net income per share attributable to common stockholders is computed as (i) basic net income attributable to common stockholders,
(ii) plus the dilutive effect, if any, of participating securities (iii) divided by weighted average diluted shares outstanding. During periods in which the
Company realizes a loss from continuing operations attributable to common stockholders, securities or other contracts to issue common stock are dilutive to loss per share; therefore, conversion into common stock is assumed not to occur.
The following table is a reconciliation of the Company’s net income attributable to common stockholders to basic net income attributable to common stockholders and to diluted net income attributable to common stockholders for the three months ended December 31, 2012 (in thousands):
28,318

Supplemental Non-GAAP Financial Measures
$ Per Share
$ Millions
(After Tax)
Net income attributable to common stockholders 29 0.22
Unrealized MTM derivative gains ($22 MM before tax) (14) (0.11)
Adjusted income excluding unrealized MTM derivative gains 15 0.11
Unusual items included in adjusted income:
Impairment of Barnett Shale assets previously held for sale ($160 MM before tax) 101 0.78
Alaska Petroleum Production Tax credit income ($14 MM before tax) (9) (0.06)
Adjusted income excluding unrealized MTM derivative gains and unusual items
Adjusted income excluding unrealized MTM derivative gains and adjusted income excluding unrealized MTM derivative gains and unusual items, as presented in the Q4 2012
Earnings Summary slide, is presented and reconciled to Pioneer’s net income attributable to common stockholders and diluted common shares outstanding (determined in accordance with GAAP) because Pioneer believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Pioneer’s business that, when viewed together with its financial results computed in accordance with GAAP, provides a more complete understanding of factors and trends affecting its historical financial performance and future operating results, greater transparency of underlying trends and greater comparability of results across periods. In addition, management believes that these non-GAAP measures may enhance investors’ ability to assess Pioneer’s historical and future financial performance. These non-GAAP financial measures are not intended to be substitutes for the comparable GAAP measures and should be read only in conjunction with Pioneer’s consolidated financial statements prepared in accordance with GAAP. Unrealized MTM derivative gains and losses and unusual items will recur in future periods; however, the amount and frequency can vary significantly from period to period. The table below reconciles Pioneer’s net income attributable to common stockholders for the three months ended December 31, 2012, as determined in accordance with GAAP, to adjusted income excluding unrealized MTM derivative gains and adjusted income excluding unrealized MTM derivative gains and unusual items for that quarter.
0.83
107

Supplemental Non-GAAP Financial Measures
Q4 2012 Results from
Continuing Operations
Adjustments to Exclude
Barnett Shale Q4 2012
Operating Results (1)
Adjustments to Exclude
Unrealized MTM Derivative
Gains and Unusual Items
Q4 2012 Results Excl.
Unrealized MTM Derivative
Gains, Unusual Items and
Barnett Shale Activity
Daily Production (MBOEPD) 165 (9) 156
Production Costs ($/BOE) 14.62 (0.14) 14.48
Exploration & Abandonment ($ MM) 89 (73) 16
DD&A ($/BOE) 14.54 0.09 14.63
G&A ($ MM) 68 68
Interest Expense ($ MM) 54 54
Other Expense ($ MM) 27 27
Accretion of Discount on ARO ($ MM) 3 (1) 2
Noncontrolling Interest 11 (3) 8
Current Tax Provision (Benefit) - -
Effective Tax Rate
2
(%) 24% (10%) 34%
(1) The Company’s Barnett Shale properties were reclassified to discontinued operations during the third quarter of 2012 as a result of the Company’s decision to divest of these properties
(2)   The effective tax rates in the adjustment columns represent the effective tax rates attributable to the results or adjustments applicable to that column
45
Selected Q4 2012 results excluding Barnett Shale activity and excluding unrealized MTM derivative gains and unusual items, as presented in the Q4 2012 Earnings Summary Slide, are presented and reconciled to the comparable GAAP results in the table below because Pioneer believes that these non-GAAP financial measures reflect an additional way of viewing aspects of
Pioneer’s business that, when viewed together with its financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting its historical financial performance and future operating results, greater transparency of underlying trends and greater comparability of results across periods.  In addition, management believes that these non-GAAP measures may enhance investors’ ability to assess Pioneer’s historical and future financial performance.  These non-GAAP financial measures are not intended to be substitutes for the comparable GAAP measure and should be read only in conjunction with Pioneer’s consolidated financial statements prepared in accordance with GAAP.

VPP – Adjusted Production Costs
Pioneer presents VPP-Adjusted Production Costs (per BOE) to assist investors in considering the Company’s costs in relation to the total BOEs
(reported sales volumes plus VPP delivered volumes) in connection with which those costs were incurred. VPP-Production Costs (per BOE) are calculated as follows:
Q4 ’11 Q1 ’12 Q2 ’12 Q3 ’12 Q4 ‘12
Production costs as reported (thousands) $ 170,000 $ 177,579 $ 194,574 $ 229,467 $ 221,781
Production (MBOE):
As reported 12,576 13,352 13,696 14,710 15,163
VPP deliveries 345 319 319 322 322
VPP-adjusted production 12,921 13,671 14,015 15,032 15,485
Production costs per BOE:
As reported $ 13.52 $ 13.30 $ 14.21 $ 15.61 $14.62
VPP-adjusted $ 13.16 $ 12.99 $ 13.88 $ 15.27 $14.32
1) All periods presented have been restated to exclude discontinued operations and intercompany eliminations
1

An audit of proved reserves follows the general principles set forth in the standards pertaining to the estimating and auditing of oil and gas reserve information promulgated by the Society of Petroleum Engineers ("SPE"). A reserve audit as defined by the SPE is not the same as a financial audit. Please see the Company's Annual Report on Form 10-
K for a general description of the concepts included in the SPE's definition of a reserve audit.
"Finding and development cost per BOE," or “all-in F&D cost per BOE,” means total costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
"Drillbit finding and development cost per BOE," or “drillbit F&D cost per BOE,” means the summation of exploration and development costs incurred divided by the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.
“Reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates, purchases of minerals-in-place, discoveries and extensions and improved recovery divided by annual production of oil, NGLs and gas, on a BOE basis.
“Drillbit reserve replacement” is the summation of annual proved reserves, on a BOE basis, attributable to technical revisions of previous estimates, discoveries and extensions and improved recovery divided by annual production of oil, NGLs and gas, on a BOE basis.
Reserves Audit, F&D Costs and Reserve Replacement

Certain Reserve Information
Cautionary Note to U.S. Investors --The U.S. Securities and Exchange Commission (the
"SEC") prohibits oil and gas companies, in their filings with the SEC, from disclosing estimates of oil or gas resources other than “reserves,” as that term is defined by the
SEC. In this presentation, Pioneer includes estimates of quantities of oil and gas using certain terms, such as “resource,” “resource potential,” “EUR”, “oil in place” or other descriptions of volumes of reserves, which terms include quantities of oil and gas that may not meet the SEC’s definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being recovered by Pioneer. U.S.
investors are urged to consider closely the disclosures in the Company’s periodic filings with the SEC. Such filings are available from the Company at 5205 N. O'Connor Blvd.,
Suite 200, Irving, Texas 75039, Attention Investor Relations, and the Company’s website at www.pxd.com. These filings also can be obtained from the SEC by calling 1-800-SEC-
0330.